UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2021

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GENESYS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Wyoming	000-56131	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

30 Forzani Way NW

Calgary, Alberta T3Z 1L5

Tel: (702) 205-2064
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01. Other Events

On June 15, 2021, Genesys Industries, Inc. (the “Company”) received approval from FINRA for its previously announced name change, increase in authorized capital and forward split (the “Corporate Actions”). The Company’s New CUSIP number will be 34987W105. FINRA announced the Corporate Actions on its Daily List on June 16, 2021.

The Corporate Actions will be effective on the market at the open of business on June 17, 2021. The Company’s ticker symbol will be GEIND for 20 business days. After 20 business days, the Company’s ticker symbol will change to FORZ.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESYS INDUSTRIES, INC.

Date: June 16, 2021	By:	/s/ Johnny Forzani
Johnny Forzani, President & C.E.O.

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